FOR IMMEDIATE RELEASE

DUFF & PHELPS REPORTS 2012
FIRST QUARTER RESULTS
AND DECLARES QUARTERLY DIVIDEND

HIGHLIGHTS:

•
Quarterly revenues of $108.9 million including reimbursable expenses (representing a $22.0 million or 25.3% increase over the corresponding prior year quarter) and $106.3 million excluding reimbursable expenses (representing a $21.3 million or 25.0% increase over the corresponding prior year quarter)

•	Adjusted EBITDA(1) of $18.0 million, representing a 16.9% margin and a $5.2 million or 40.8% increase over the corresponding prior year quarter

•	Adjusted Pro Forma Net Income(1) of $0.22 per share, representing a $0.06 or 37.5% increase over the corresponding prior year quarter

•	Declares a quarterly dividend of $0.09 per share of Class A common stock

NEW YORK—April 24, 2012—Duff & Phelps Corporation (NYSE: DUF), a leading independent financial advisory and investment banking firm, today announced the financial results for its first quarter of 2012 and declared a quarterly dividend.

Results
For the quarter ended March 31, 2012, revenues excluding reimbursable expenses increased $21.3 million or 25.0% to $106.3 million, compared to $85.0 million for the corresponding prior year quarter. Adjusted EBITDA(1) for the quarter was $18.0 million, representing 16.9% of revenues excluding reimbursable expenses, compared to $12.8 million for the corresponding prior year quarter, representing 15.0% of revenues excluding reimbursable expenses. Net income attributable to Duff & Phelps Corporation was $3.9 million, or $0.13 per share of Class A common stock on a fully diluted basis, compared to $4.1 million, or $0.14 per share for the corresponding prior year quarter. Adjusted Pro Forma Net Income(1) was $8.5 million, or $0.22 per share on a fully exchanged, fully diluted basis, compared to $6.1 million, or $0.16 per share, for the corresponding prior year quarter.

"Duff & Phelps' first quarter performance, including a 25% increase in revenues, reflects continued momentum in the business," commented Noah Gottdiener, chief executive officer. "In addition to organic growth, our results exhibit enhanced scale, synergies and strong earnings contributions from our acquired businesses. We are well-positioned to capitalize on a recovery in the global M&A markets and an increase in global restructuring activity. In the months ahead, we see great opportunities to continue building the business organically while also pursuing a robust pipeline of potential acquisitions."

Declaration of Quarterly Dividend
The Company also announced today that its board of directors has declared a quarterly dividend of $0.09 per share on its outstanding Class A common stock. The dividend is payable on May 18, 2012 to shareholders of record on May 8, 2012. Concurrent with the payment of the dividend, the Company will also be distributing $0.09 per unit to holders of New Class A Units.

Earnings Call Webcast
As previously announced, Duff & Phelps will host a conference call today, April 24, 2012, at 5:00 p.m. EDT to discuss the Company's financial results. Interested parties can access the webcast for this call through http://ir.duffandphelps.com/.

_______________

(1)	Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures. See definitions and disclosures herein.

About Duff & Phelps
As a leading global financial advisory and investment banking firm, Duff & Phelps balances analytical skills, deep market insight and independence to help clients make sound decisions. The firm provides expertise in the areas of valuation, transactions, financial restructuring, alternative assets, disputes and taxation, with more than 1,000 employees serving clients from offices in North America, Europe and Asia. Investment banking services in the United States are provided by Duff & Phelps Securities, LLC and Pagemill Partners, LLC. Member FINRA/SIPC. M&A advisory services in the United Kingdom and Germany are provided by Duff & Phelps Securities Ltd. Duff & Phelps Securities Ltd. is authorized and regulated by the Financial Services Authority. Investment banking services in France are provided by Duff & Phelps SAS. For more information, visit www.duffandphelps.com. (NYSE: DUF)

Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Pro Forma Net Income, and Adjusted Pro Forma Net Income per share are non-GAAP financial measures. We believe these measures provide a relevant and useful alternative measure of our ongoing profitability and performance. We believe the Adjusted EBITDA, Adjusted Pro Forma Net Income, and Adjusted Pro Forma Net Income per share, in addition to GAAP financial measures, provide a relevant and useful benchmark for investors, in order to assess our financial performance, ongoing operating results and comparability to other companies in our industry. These measures are utilized by our senior management to evaluate our overall performance.

We define Adjusted EBITDA as operating income before depreciation and amortization, equity-based compensation originating prior to our IPO and associated with grants of ownership units of D&P Acquisitions and stock options granted in conjunction with our IPO and other items which are generally non-recurring in nature, including but not limited to restructuring charges and acquisition related expenses. We define Adjusted Pro Forma Net Income as net income before equity compensation associated with grants of ownership units of D&P Acquisitions and stock options granted in conjunction with our IPO, and certain items generally nonrecurring in nature, including but not limited to restructuring charges and acquisition related expenses, less pro forma corporate income tax applied at an assumed effective corporate tax rate. Adjusted Pro Forma Net Income per share consists of Adjusted Pro Forma Net Income divided by the fully dilutive weighted average number of the Company's Class A and Class B shares for the applicable period. These measures are reconciled in the tables below.

Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures which are not prepared in accordance with, and should not be considered a substitute for or superior to measurements required by GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies.

Reconciliation of Adjusted EBITDA
	Three Months Ended
	March 31, 2012	March 31, 2011
Net income attributable to Duff & Phelps Corporation	$3,905	$4,113
Net income attributable to noncontrolling interest	1,786	2,378
Provision for income taxes	3,545	3,064
Other expense/(income), net	505	22
Operating income	9,741	9,577
Depreciation and amortization	3,897	2,489
Equity-based compensation associated with Legacy Units and IPO Options(1)	71	417
Acquisition retention expenses	2,043	82
Restructuring charges	1,179	—
Transaction and integration costs	1,035	194
Adjusted EBITDA	$17,966	$12,759

Reconciliation of Adjusted Pro Forma Net Income
	Three Months Ended
	March 31, 2012	March 31, 2011
Net income attributable to Duff & Phelps Corporation	$3,905	$4,113
Net income attributable to noncontrolling interest	1,786	2,378
Equity-based compensation associated with Legacy Units and IPO Options(1)	71	417
Acquisition retention expenses	2,043	82
Restructuring charges	1,179	—
Transaction and integration costs	1,035	194
Loss from the write off of an investment(2)	376
Adjustment to provision for income taxes(3)	(1,906)	(1,107)
Adjusted Pro Forma Net Income, as defined	$8,489	$6,077

Fully diluted weighted average shares of Class A common stock	30,077	27,615
Weighted average New Class A Units outstanding	9,050	11,130
Pro forma fully exchanged, fully diluted	39,127	38,745

Adjusted Pro Forma Net Income per fully exchanged, fully diluted share outstanding	$0.22	$0.16

_______________
(1)
Represents elimination of equity-compensation expense from Legacy Units associated with grants of ownership units of D&P Acquisitions and IPO Options granted in conjunction with our IPO. See further detail in the notes to the consolidated financial statements.

(2)	Reflects a one-time charge from the write off of a minority investment. The charge is reflected in "Other expense" on the Company's Consolidated Statement of Operations.
(3)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 39.1% and 40.7% for the three months ended March 31, 2012 and 2011, respectively, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. Assumes (i) full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company, (ii) the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at prevailing corporate rates and (iii) all deferred tax assets related to foreign operations are fully realizable.

Disclosure Regarding Forward-Looking Statements
Statements in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), which reflect the Company's current views with respect to, among other things, future events and financial performance. The Company generally identifies forward looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this discussion are based upon our historical performance and on our current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us, or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and the risk factors section that are included in our Annual Report on Form 10-K for the year ended December 31, 2011 and any subsequent filings of our Quarterly Reports on Form 10-Q. The forward-looking statements included in this press release are made only as of the date this press release was issued. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Investor Relations
Marty Dauer, +1-212-871-7700
investor.relations@duffandphelps.com

Media Relations
Alex Wolfe, +1-212-871-9087
alex.wolfe@duffandphelps.com

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31, 2012	March 31, 2011
Revenues	$106,345	$85,046
Reimbursable expenses	2,598	1,892
Total revenues	108,943	86,938

Direct client service costs
Compensation and benefits (includes $6,045 and $4,935 of equity-based compensation for the three months ended March 31, 2012 and 2011, respectively)	58,218	46,908
Other direct client service costs	2,884	1,429
Acquisition retention expenses (includes $722 and $82 of equity-based compensation for the three months ended March 31, 2012 and 2011, respectively)	2,043	82
Reimbursable expenses	2,609	1,937
	65,754	50,356
Operating expenses
Selling, general and administrative (includes $1,055 and $1,523 of equity-based compensation for the three months ended March 31, 2012 and 2011, respectively)	27,337	24,322
Depreciation and amortization	3,897	2,489
Restructuring charges	1,179	—
Transaction and integration costs	1,035	194
	33,448	27,005

Operating income	9,741	9,577

Other expense/(income), net
Interest income	(28)	(28)
Interest expense	154	57
Other expense	379	(7)
	505	22

Income before income taxes	9,236	9,555
Provision for income taxes	3,545	3,064
Net income	5,691	6,491
Less: Net income attributable to noncontrolling interest	1,786	2,378
Net income attributable to Duff & Phelps Corporation	$3,905	$4,113

Weighted average shares of Class A common stock outstanding
Basic	28,702	26,910
Diluted	30,077	27,615

Net income per share attributable to stockholders of Class A common stock of Duff & Phelps Corporation
Basic	$0.13	$0.15
Diluted	$0.13	$0.14

Cash dividends declared per common share	$0.09	$0.08

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
QUARTERLY REVENUES BY SEGMENT
(In thousands)
(Unaudited)

	2011					2012	Quarter/Quarter Q1 2012 vs Q1 2011
	Q1	Q2	Q3	Q4	Total	Q1	Dollar	Percent
Financial Advisory
Valuation Advisory	$37,614	$32,604	$33,887	$39,046	$143,151	$39,490	$1,876	5.0%
Tax Services	7,547	15,128	9,572	8,698	40,945	5,488	(2,059)	(27.3)%
Dispute & Legal Management Consulting	13,436	13,005	18,319	22,032	66,792	14,675	1,239	9.2%
	58,597	60,737	61,778	69,776	250,888	59,653	1,056	1.8%

Alternative Asset Advisory
Portfolio Valuation	6,519	6,220	6,730	6,272	25,741	7,622	1,103	16.9%
Complex Asset Solutions	5,321	4,125	3,998	4,631	18,075	4,904	(417)	(7.8)%
Due Diligence	1,645	4,070	2,643	3,492	11,850	2,423	778	47.3%
	13,485	14,415	13,371	14,395	55,666	14,949	1,464	10.9%

Investment Banking
M&A Advisory	1,450	1,853	5,741	16,568	25,612	9,354	7,904	545.1%
Transaction Opinions	8,231	7,266	7,466	5,811	28,774	6,742	(1,489)	(18.1)%
Global Restructuring Advisory	3,283	3,615	3,672	12,430	23,000	15,647	12,364	376.6%
	12,964	12,734	16,879	34,809	77,386	31,743	18,779	144.9%

Total Revenues (excluding reimbursables)	$85,046	$87,886	$92,028	$118,980	$383,940	$106,345	$21,299	25.0%

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(In thousands, except headcount data)
(Unaudited)

	Three Months Ended
	March 31, 2012	March 31, 2011	Unit Change	Percent Change
Financial Advisory
Revenues (excluding reimbursables)	$59,653	$58,597	$1,056	1.8%
Segment operating income	$10,306	$9,582	$724	7.6%
Segment operating income margin	17.3%	16.4%	0.9%

Alternative Asset Advisory
Revenues (excluding reimbursables)	$14,949	$13,485	$1,464	10.9%
Segment operating income	$4,146	$3,222	$924	28.7%
Segment operating income margin	27.7%	23.9%	3.8%

Investment Banking
Revenues (excluding reimbursables)	$31,743	$12,964	$18,779	144.9%
Segment operating income	$3,525	$—	$3,525	N/A
Segment operating income margin	11.1%	—%	11.1%

Totals
Revenues (excluding reimbursables)	$106,345	$85,046

Segment operating income	$17,977	$12,804
Net client reimbursable expenses	(11)	(45)
Equity-based compensation from Legacy Units and IPO Options	(71)	(417)
Depreciation and amortization	(3,897)	(2,489)
Acquisition retention expenses	(2,043)	(82)
Restructuring charges	(1,179)	—
Transaction and integration costs	(1,035)	(194)
Operating income	$9,741	$9,577

Average Client Service Professionals
Financial Advisory	600	574	26	4.5%
Alternative Asset Advisory	99	87	12	13.8%
Investment Banking	302	129	173	134.1%
Total	1,001	790	211	26.7%

End of Period Client Service Professionals
Financial Advisory	605	571	34	6.0%
Alternative Asset Advisory	94	90	4	4.4%
Investment Banking	294	127	167	131.5%
Total	993	788	205	26.0%

Results of Operations by Segment—Continued

	Three Months Ended
	March 31, 2012	March 31, 2011	Unit Change	Percent Change
Revenue per Client Service Professional
Financial Advisory	$99	$102	$(3)	(2.9)%
Alternative Asset Advisory	$151	$155	$(4)	(2.6)%
Investment Banking	$105	$100	$5	5.0%
Total	$106	$108	$(2)	(1.9)%
__________________________________________________________________________________________________________________________________________________________________________

Utilization
Financial Advisory	75.0%	75.0%	—%	—%
Alternative Asset Advisory	60.2%	62.0%	(1.8)%	(2.9)%

Rate-Per-Hour
Financial Advisory	$306	$315	$(9)	(2.9)%
Alternative Asset Advisory	$556	$529	$27	5.1%
__________________________________________________________________________________________________________________________________________________________________________

Revenues (excluding reimbursables)
Financial Advisory	$59,653	$58,597	$1,056	1.8%
Alternative Asset Advisory	14,949	13,485	1,464	10.9%
Investment Banking	31,743	12,964	18,779	144.9%
Total	$106,345	$85,046	$21,299	25.0%

Average Managing Directors
Financial Advisory	92	94	(2)	(2.1)%
Alternative Asset Advisory	23	26	(3)	(11.5)%
Investment Banking	76	39	37	94.9%
Total	191	159	32	20.1%

End of Period Managing Directors
Financial Advisory	95	94	1	1.1%
Alternative Asset Advisory	23	26	(3)	(11.5)%
Investment Banking	73	39	34	87.2%
Total	191	159	32	20.1%

Revenue per Managing Director
Financial Advisory	$648	$623	$25	4.0%
Alternative Asset Advisory	$650	$519	$131	25.2%
Investment Banking	$418	$332	$86	25.9%
Total	$557	$535	$22	4.1%

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
SUMMARY OF CLIENT SERVICE PROFESSIONALS
(Unaudited)

	2011					2012
	Q1	Q2	Q3	Q4	YTD	Q1
Average Client Service Professionals
Financial Advisory	574	562	576	584	575	600
Alternative Asset Advisory	87	94	98	99	94	99
Investment Banking	129	128	147	213	158	302
	790	784	821	896	827	1,001

End of Period Client Service Professionals
Financial Advisory	571	552	580	590		605
Alternative Asset Advisory	90	97	100	100		94
Investment Banking	127	131	149	303		294
	788	780	829	993		993

	2011					2012
	Q1	Q2	Q3	Q4	YTD	Q1
Average Managing Directors
Financial Advisory	94	93	91	90	92	92
Alternative Asset Advisory	26	25	25	24	25	23
Investment Banking	39	41	48	58	47	76
	159	159	164	172	164	191

End of Period Managing Directors
Financial Advisory	94	91	90	92		95
Alternative Asset Advisory	26	25	25	24		23
Investment Banking	39	43	50	76		73
	159	159	165	192		191

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)
(Unaudited)

	March 31, 2012	December 31, 2011
ASSETS
Current assets
Cash and cash equivalents	$41,048	$38,986
Accounts receivable (net of allowance for doubtful accounts of $1,576 and $1,753 at March 31, 2012 and December 31, 2011, respectively)	69,854	77,795
Unbilled services	53,745	51,427
Prepaid expenses and other current assets	12,324	8,257
Net deferred income taxes, current	1,306	2,545
Total current assets	178,277	179,010

Property and equipment (net of accumulated depreciation of $34,074 and $32,516 at March 31, 2012 and December 31, 2011, respectively)	34,054	33,632
Goodwill	194,462	192,970
Intangible assets (net of accumulated amortization of $28,022 and $25,626 at March 31, 2012 and December 31, 2011, respectively)	38,548	40,977
Other assets	13,348	13,942
Investments related to deferred compensation plan	25,250	23,542
Net deferred income taxes, less current portion	141,306	115,826
Total non-current assets	446,968	420,889
Total assets	$625,245	$599,899

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$4,933	$4,148
Accrued expenses	21,755	22,612
Accrued compensation and benefits	10,527	41,518
Liability related to deferred compensation plan, current portion	600	646
Deferred revenues	4,264	4,185
Due to noncontrolling unitholders, current portion	6,208	6,209
Total current liabilities	48,287	79,318

Long-term debt	30,000	—
Liability related to deferred compensation plan, less current portion	27,141	23,083
Other long-term liabilities	27,118	32,248
Due to noncontrolling unitholders, less current portion	130,221	101,557
Total non-current liabilities	214,480	156,888
Total liabilities	262,767	236,206

Commitments and contingencies

Stockholders' equity
Preferred stock (50,000 shares authorized; zero issued and outstanding)	—	—
Class A common stock, par value $0.01 per share (100,000 shares authorized; 38,574 and 31,646 shares issued and outstanding at March 31, 2012 and December 31, 2011, respectively)	386	316
Class B common stock, par value $0.0001 per share (50,000 shares authorized; 3,971 and 10,488 shares issued and outstanding at March 31, 2012 and December 31, 2011, respectively)	—	1
Additional paid-in capital	301,857	252,572
Accumulated other comprehensive income	1,907	287
Retained earnings	26,359	25,631
Total stockholders' equity of Duff & Phelps Corporation	330,509	278,807
Noncontrolling interest	31,969	84,886
Total stockholders' equity	362,478	363,693
Total liabilities and stockholders' equity	$625,245	$599,899

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2012	March 31, 2011

Cash flows from operating activities:
Net income	$5,691	$6,491
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	3,897	2,489
Equity-based compensation	7,822	6,540
Bad debt expense	41	856
Net deferred income taxes	4,422	5,966
Other	(160)	15
Changes in assets and liabilities providing/(using) cash, net of acquired balances:
Accounts receivable	7,914	(1,657)
Unbilled services	(2,102)	(5,657)
Prepaid expenses and other current assets	(214)	(64)
Other assets	1,767	(987)
Accounts payable and accrued expenses	(4,072)	(9,212)
Accrued compensation and benefits	(24,869)	(27,993)
Deferred revenues	79	834
Other liabilities	(4,910)	57
Net cash used in operating activities	(4,694)	(22,322)

Cash flows from investing activities:
Purchases of property and equipment	(478)	(769)
Business acquisitions, net of cash acquired	(274)	(466)
Purchases of investments	(2,550)	(3,000)
Net cash used in investing activities	(3,302)	(4,235)

Cash flows from financing activities:
Borrowings under revolving line of credit	30,000	—
Net proceeds from issuance of Class A common stock	49,460	—
Redemption of noncontrolling unitholders	(58,972)	—
Repurchases of Class A common stock	(4,979)	(5,815)
Dividends	(3,188)	(2,492)
Payments of contingent consideration related to acquisitions	(1,682)	—
Distributions and other payments to noncontrolling unitholders	(830)	(1,386)
Proceeds from exercises of IPO Options	—	268
Net cash provided by/(used in) financing activities	9,809	(9,425)

Effect of exchange rate on cash and cash equivalents	249	1,083

Net increase/(decrease) in cash and cash equivalents	2,062	(34,899)
Cash and cash equivalents at beginning of year	38,986	113,328
Cash and cash equivalents at end of year	$41,048	$78,429

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended March 31, 2012
	As Reported	Adjustments		Adjusted Pro Forma
Revenues	$106,345	$—		$106,345
Reimbursable expenses	2,598	—		2,598
Total revenues	108,943	—		108,943

Direct client service costs
Compensation and benefits	58,218	(4)	(1)	58,214
Other direct client service costs	2,884	—		2,884
Acquisition retention expenses	2,043	(2,043)		—
Reimbursable expenses	2,609	—		2,609
	65,754	(2,047)		63,707
Operating expenses
Selling, general and administrative	27,337	(67)	(1)	27,270
Depreciation and amortization	3,897	—		3,897
Restructuring charges	1,179	(1,179)		—
Transaction and integration costs	1,035	(1,035)		—
	33,448	(2,281)		31,167

Operating income	9,741	4,328		14,069

Other expense/(income), net
Interest income	(28)	—		(28)
Interest expense	154	—		154
Other expense	379	(376)	(2)	3
	505	(376)		129

Income before income taxes	9,236	4,704		13,940
Provision for income taxes	3,545	1,906	(3)	5,451
Net income	5,691	2,798		8,489
Less: Net income attributable to noncontrolling interest	1,786	(1,786)		—
Net income attributable to Duff & Phelps Corporation	$3,905	$4,584		$8,489

Pro forma fully exchanged, fully diluted shares outstanding				39,127

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.22

See definition of Adjusted Pro Forma Net Income and accompanying footnotes in the preceding section of this press release.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended March 31, 2011
	As Reported	Adjustments		Adjusted Pro Forma
Revenues	$85,046	$—		$85,046
Reimbursable expenses	1,892	—		1,892
Total revenues	86,938	—		86,938

Direct client service costs
Compensation and benefits	46,908	(233)	(1)	46,675
Other direct client service costs	1,429	—		1,429
Acquisition retention expenses	82	(82)		—
Reimbursable expenses	1,937	—		1,937
	50,356	(315)		50,041

Operating expenses
Selling, general and administrative	24,322	(184)	(1)	24,138
Depreciation and amortization	2,489	—		2,489
Transaction and integration costs	194	(194)		—
	27,005	(378)		26,627

Operating income	9,577	693		10,270

Other expense/(income), net
Interest income	(28)	—		(28)
Interest expense	57	—		57
Other income	(7)	—		(7)
	22	—		22

Income before income taxes	9,555	693		10,248
Provision for income taxes	3,064	1,107	(3)	4,171
Net income	6,491	(414)		6,077
Less: Net income attributable to noncontrolling interest	2,378	(2,378)		—
Net income attributable to Duff & Phelps Corporation	$4,113	$1,964		$6,077

Pro forma fully exchanged, fully diluted shares outstanding				38,745

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.16

See definition of Adjusted Pro Forma Net Income and accompanying footnotes in the preceding section of this press release.